UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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POWERSHARES EXCHANGE-TRADED FUND TRUST II
(Name of Registrant as Specified In Its Charter)

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PowerShares Exchange-Traded Fund Trust II

301 West Roosevelt Road
Wheaton, Illinois 60187

[                     ], 2013

Dear Shareholder:

I am writing to invite you to the special meeting of shareholders of PowerShares Exchange-Traded Fund Trust II (the “Trust”) with respect to its portfolios (each, a “Fund,” and collectively, the “Funds”) to be held at 3:00 p.m. (Central Time), June 20, 2013, at the offices of Invesco PowerShares Capital Management LLC (“PowerShares” or the “Adviser”) at 301 West Roosevelt Road, Wheaton, Illinois 60187.  At this meeting, you are being asked to vote on the following proposal(s) affecting your Fund(s) and to transact such other business as may properly come before the meeting or any adjournments thereof:

•                                          To elect eight (8) trustees to the Board of Trustees of the Trust.

•                                          To approve a change to the fundamental investment policy of PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio and PowerShares Insured New York Municipal Bond Portfolio, each a series of the Trust, to permit each such Fund to invest at least 80% of its portfolio in both insured and uninsured municipal securities.

The Board of Trustees of the Trust has approved and recommends that you vote FOR each proposal.

Please review and consider the enclosed materials carefully. Your vote is important. Please take a moment now to vote, either by completing and returning your proxy card(s) in the enclosed postage-paid return envelope, by telephone or through the internet.

The Trust has retained ComputerShare, a professional proxy solicitation firm, to assist in the solicitation of proxies. If we have not received your vote as the meeting date approaches, you may receive a call from them asking for your vote. Please call 1-866-865-5978 with any questions concerning the proxy.

Sincerely,

Donald H. Wilson
Chairman

Your vote is important regardless of the size of your holdings. Please vote today.

PowerShares Exchange-Traded Fund Trust II
301 West Roosevelt Road
Wheaton, Illinois 60187

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

The special meeting of shareholders of each portfolio listed on Appendix A of the proxy statement (each, a “Fund” and collectively, the “Funds”) of PowerShares Exchange-Traded Fund Trust II (the “Trust”) will be held at 3:00 p.m. (Central Time), June 20, 2013, at the offices of Invesco PowerShares Capital Management LLC at 301 West Roosevelt Road, Wheaton, Illinois 60187.

At the meeting, shareholders will be asked to consider and vote upon the following proposal(s) affecting your Fund(s) and to consider and act upon any other business which may properly come before the meeting or any adjournments thereof:

•                                          To elect eight (8) trustees to the Board of Trustees of the Trust.

•                                          To approve a change to the fundamental investment policy of PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio and PowerShares Insured New York Municipal Bond Portfolio, each a series of the Trust, to permit each such Fund to invest at least 80% of its portfolio in both insured and uninsured municipal securities.

The Board of Trustees of the Trust has approved and recommends that you vote FOR each proposal.

Only shareholders of record of a Fund as of the close of business on April 22, 2013, are entitled to notice of, and to vote at, the meeting or any adjournments thereof.

All shareholders of the Funds are cordially invited to attend the meeting. In order to avoid delay and additional expense, and to ensure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the meeting. You may vote easily and quickly by mail, telephone or through the internet. To vote by mail, please complete and mail your proxy card(s) in the enclosed postage-paid return envelope. To vote by telephone, please call the toll-free number located on your proxy card(s) and follow the recorded instructions, using your proxy card(s) as a guide. To vote through the internet, go to the internet address provided on your proxy card(s) and follow the instructions, using your proxy card(s) as a guide. You may revoke your proxy at any time prior to the meeting.

By Order of the Board of Trustees of the Trust,

Anna Paglia
Secretary

[                   ], 2013

PowerShares Exchange-Traded Fund Trust II
301 West Roosevelt Road
Wheaton, Illinois 60187

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
To be held on June 20, 2013

This proxy statement is being furnished by the Board of Trustees (the “Board”) of PowerShares Exchange-Traded Fund Trust II (the “Trust”) in connection with the solicitation of proxies to be voted at the special meeting of shareholders of each portfolio of the Trust listed on Appendix A (each, a “Fund,” and collectively, the “Funds”) to be held on June 20, 2013, at 3:00 p.m. (Central Time) at the offices of Invesco PowerShares Capital Management LLC (the “Adviser” or “PowerShares”) at 301 West Roosevelt Road, Wheaton, Illinois 60187 or any adjournments thereof. The Notice of Special Meeting, this proxy statement and the proxy card(s) are expected to be mailed to shareholders on or about [                         ], 2013.

Proposals/Shareholders Entitled to Vote

As of April 22, 2013, the number of shares of each Fund outstanding and entitled to vote at the meeting is set forth in Appendix A. Each full share will be entitled to one vote at the meeting and each fraction of a share will be entitled to the proportionate fractional vote. The proposals to be voted on (each, a “Proposal,” and collectively, the “Proposals”) and the shareholders who may vote on them are provided below:

	Proposal	Shareholders Entitled to Vote

1	To elect eight (8) trustees to the Board of Trustees of the Trust	Shareholders of all Funds

2

(a) To approve a change to the fundamental investment policy of PowerShares Insured California Municipal Bond Portfolio, a series of the Trust, to permit the Fund to invest at least 80% of its net assets (plus any borrowings for investment purposes) in both insured and uninsured municipal securities

Shareholders of PowerShares Insured California Municipal Bond Portfolio

(b) To approve a change to the fundamental investment policy of PowerShares Insured National Municipal Bond Portfolio, a series of the Trust, to permit the Fund to invest at least 80% of its net assets (plus any borrowings for investment purposes) in both insured and uninsured municipal securities

Shareholders of PowerShares Insured National Municipal Bond Portfolio

(c) To approve a change to the fundamental investment policy of PowerShares Insured New York Municipal Bond Portfolio, a series of the Trust, to permit the Fund to invest at least 80% of its net assets (plus any borrowings for investment purposes) in both insured and uninsured municipal securities

Shareholders of PowerShares Insured New York Municipal Bond Portfolio

Proxies

If you do not expect to be present at the meeting and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card(s). If your proxy is properly returned, shares represented by it will be voted at the meeting in accordance with your instructions for a Proposal. If your proxy is properly executed and returned and no choice is specified on the proxy with respect to a Proposal, the proxy will be voted FOR the approval of the Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the meeting.  Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the internet or by attending and voting in person at the meeting. If you revoke a previous proxy, your vote will not be counted unless you appear at the meeting and vote in person or legally appoint another proxy to vote on your behalf.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the meeting and vote your shares or revoke a previous proxy at the meeting, you must request a legal proxy from the bank, broker-dealer or other third-party intermediary.

If your proxy has not been revoked, the shares represented by the proxy will be cast at the meeting and any adjournments thereof. Attendance by a shareholder at the meeting does not, in itself, revoke a proxy.

The Board of Trustees of the Trust has approved and recommends that you vote FOR each Proposal.

PROPOSAL 1
TO ELECT EIGHT (8) TRUSTEES TO THE BOARD OF TRUSTEES OF THE TRUST

Shareholders of the Funds are being asked to elect the following eight nominees to the Board: Ronn R. Bagge, Todd J. Barre, Marc M. Kole, Philip M. Nussbaum, Donald H. Wilson, Gary R. Wicker, Yung Bong Lim and Kevin M. Carome.

All of the nominees (except Messrs. Wicker and Lim) currently serve as Trustees of the Trust.  Messrs. Barre and Carome were appointed by the other Trustees to serve as members of the Board of the Trust effective February 1, 2010.  At a meeting held on March 7, 2013, the Board of the Trust, upon the recommendation of the Nominating and Governance Committee of the Board, nominated each Trustee nominee for election to the Board.  Messrs. Wicker and Lim were each recommended by a current Independent Trustee (as defined below).

All of the Trustee nominees (except Mr. Carome) are not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”).  Mr. Carome is considered an “interested person” of the Trust, as defined in the 1940 Act (the “Interested Trustee”), because of his affiliation with PowerShares.

The Independent Trustee nominees, their term of office and length of time served (including, for those Independent Trustee nominees who do not currently serve as Trustees of the Trust, the length of time served should they be elected by shareholders), their principal business occupations during the past five years, the number of portfolios in the Fund Complex (all open-end and closed-end funds for which PowerShares or its affiliates serve as investment adviser) overseen by the Independent Trustee nominees (including, for those Independent Trustee nominees who do not currently serve as Trustees of the Trust, the number of portfolios they will oversee should they be elected by shareholders) and other directorships, if any, held by the Independent Trustee nominees are shown below. The information in the following table is as of April 22, 2013.

Name, Address and Age of Independent Trustee Nominees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee Nominees	Other Directorships Held by Independent Trustee Nominee During the Past 5 Years

Ronn R. Bagge (55) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	113	None

Todd J. Barre (55) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	113	None

Marc M. Kole (52) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chief Financial Officer, Hope Network (social services) (2008-2012); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	113	None

Yung Bong Lim (48) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2013**	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	113**	None

Philip M. Nussbaum (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	113	None

Gary R. Wicker (51) c/o Invesco	Trustee	Since 2013**

Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (since 2013); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (A division of Harper Collins/NewsCorp) (2007-2012); formerly, Senior Vice President and Group Controller (2005-2006),

				113**	None

PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187

Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).

Donald H. Wilson (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	113	None

*                                         This is the date the Independent Trustee nominee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

**                                  Upon election by shareholders.

The Interested Trustee nominee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee nominee and the other directorships, if any, held by the Interested Trustee nominee, are shown below.  The information in the following table is as of April 22, 2013, unless otherwise indicated.

Name, Address and Age of Interested Trustee Nominee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee Nominee	Other Directorships Held by Interested Trustee Nominee During the Past 5 Years

Kevin M. Carome (56) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E. Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director. Invesco Advisers, Inc. (2009 — Present); formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	113	None

*  This is the date the Interested Trustee nominee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Andrew Schlossberg (39) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046	President	Since 2009

Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); Director, Invesco Distributors, Inc.; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007).

Peter Hubbard (32) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009

Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (55) Invesco Canada Ltd. 5140 Yonge Street Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009

Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Steven M. Hill (48) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Treasurer	Since 2013

Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC; formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Sheri Morris (48) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2012

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); formerly, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Christopher Joe (43) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012

U.S. Compliance Director, Invesco, Ltd.; formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser); formerly, Assistant Fund Accounting Manager, Invesco, Ltd.

Anna Paglia (39) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Secretary	Since 2011

Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

*  This is the date the officer began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

Responsibilities of the Board

The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of Funds, including oversight of the duties performed by the Adviser for the Funds under the investment advisory agreement for each Fund. The Board generally meets in regularly scheduled meetings five times a year, and may meet more often as required. During the Trust’s fiscal year ended October 31, 2012, the Board held seven meetings.

The Board has an Audit Committee, consisting of all of the Board’s Independent Trustees. The Board has adopted a written charter of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls over financial reporting. During the Trust’s fiscal year ended October 31, 2012, the Audit Committee held four meetings.

The Board also has a Nominating and Governance Committee consisting of all of the Board’s Independent Trustees. The Board has adopted a written charter of the Nominating and Governance Committee, which is attached as Appendix B. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership and evaluate candidates for Board membership. The Nominating and Governance Committee may consider a number of factors in evaluating Board candidates, including a candidate’s background, skills, experience and ability to carry out the responsibilities of the Board.  The Nominating and Governance Committee generally believes that diversity of backgrounds, skills and experience benefits the Board, but has not adopted a formal policy in this regard.  The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee. During the fiscal year ended October 31, 2012, the Nominating and Governance Committee of the Trust held four meetings.

Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). Shareholders may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Management will review and generally respond to other shareholder communications the Trust receives that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Each Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust’s other service providers in connection with the management and operations of a Fund, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding a Fund’s investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, a Fund’s investment objective, policies and restrictions, and reviews any areas of non-compliance with a Fund’s investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to those policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Compensation of Trustees

Effective January 1, 2013, for services as a Trustee of the “Fund Family,” which consists of the Trust and three other exchange-traded fund trusts advised by PowerShares, each Independent Trustee receives an annual retainer of $225,000 (the “Retainer”). Prior to January 1, 2013, each current Independent Trustee received a Retainer of $195,000. The Retainer is allocated half pro rata among all the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. Effective January 1, 2012, Mr. Wilson receives an additional $70,000 per year for his service as the Independent Chair, allocated in the same manner as the Retainer. For the year ended December 31, 2011, Mr. Wilson received an additional $40,000 per year for his service as the lead Independent Trustee. The chair of the Audit Committee receives an additional fee of $25,000 per year and the chair of the Nominating and Governance Committee receives an additional fee of $15,000 per year, all allocated in the same manner as the Retainer. Each Trustee also is reimbursed for travel and other out-of-pocket expenses incurred in attending Board and committee meetings. The Interested Trustee does not receive any compensation from the Funds for his service as a Trustee.

The Trust has a deferred compensation plan (the “DC Plan”), which allows each Independent Trustee to defer payment of all, or a portion, of the fees the Independent Trustee receives for serving on the Board throughout the year. Each eligible Independent Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one to five of the Funds in the Fund Complex that are offered as investment options under the DC Plan. At the Independent Trustee’s election, distributions may be either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Independent Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured, and such amounts are subject to the claims of the creditors of the Funds. The Independent Trustees are not eligible for any pension or profit sharing plan in their capacity as Trustees.

The table below shows the compensation paid to the trustees for the Trust’s fiscal year ended October 31, 2012.

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex (1)
Ronn R. Bagge	$106,769	N/A	$210,000
Todd J. Barre	$99,143	N/A	$195,000
Marc M. Kole	$111,854	N/A	$220,000
Yung Bong Lim (2)	N/A	N/A	N/A
Philip M. Nussbaum	$99,143	N/A	$195,000
Gary R. Wicker (2)	N/A	N/A	N/A
Donald H. Wilson	$132,345	N/A	$260,000
Kevin M. Carome	N/A	N/A	N/A

(1)  The amounts shown in this column represent the aggregate compensation paid by all funds of the trusts in the Fund Family for the fiscal year ended October 31, 2012 before deferral by the Trustees under the DC Plan. The amounts shown for Messrs. Bagge and Nussbaum include $21,000 and $195,000, respectively, of deferred compensation pursuant to the DC Plan.

(2)  Messrs. Wicker and Lim did not serve on the board of any trust in the Fund Family during the fiscal year ended October 31, 2012, and therefore did not receive any compensation from the trusts in the Fund Family during the most recently completed fiscal year.

Experience, Qualifications and Attributes

As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates’ expected contributions to the Board. Trustees nominated to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to these qualities and based on each Trustee nominee’s experience, qualifications and attributes, the following is a brief summary of the information that led to the conclusion that each Trustee nominee should serve as a Trustee.

Independent Trustee Nominees

Mr. Bagge has served as a trustee and Chairman of the Nominating and Governance Committee with the Fund Family since 2003. He founded YQA Capital Management, LLC in 1998 and has since served as a principal. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.

Mr. Barre has served as a trustee with the Fund Family since 2010. He has served as Assistant Professor of Business at Trinity Christian College since 2010. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Mr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Mr. Barre has gained over the course of his career and through his financial industry experience.

Mr. Kole has served as a trustee with the Fund Family since 2006 and Chairman of the Audit Committee since 2008. He was the Chief Financial Officer of Hope Network from 2008 to 2012. Previously, he was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Senior Vice President of Finance of United Healthcare from 2004 to 2005 and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004. The Board of the Trust has determined that Mr. Kole is an “audit committee financial expert” as defined by the Securities and Exchange Commission (“SEC”). The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.

Mr. Lim has served as a trustee with the Fund Family since 2013. He has served as a Managing Partner for Residential Dynamics Group LLC since 2008.  Previously, he was a Managing Director and Head of the Securitized Products Group of Citadel Investment Group, L.L.C. (1999 to 2007). Prior to his employment with Citadel Investment Group, L.L.C., he was a Managing Director with Salomon Smith Barney.  The Board considered the executive, financial and operations experience that Mr. Lim has gained over the course of his career and through his financial industry experience.

Mr. Nussbaum has served as a trustee with the Fund Family since 2003. He has served as the Chairman of Performance Trust Capital Partners since 2004 and was the Executive Vice President of Finance from 1994 to 1999. Mr. Nussbaum also served as Managing Director of the Communication Institute from 2002 to 2003. Prior to joining Performance Trust Capital Partners in 1994, he was a Vice President at Clayton Brown & Associates. Before that, he was a senior examiner with the Financial Markets Unit of the Federal Reserve Bank of Chicago. The Board of the Trust has determined that Mr. Nussbaum is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial, investment and operations experience that Mr. Nussbaum has gained over the course of his career and through his financial industry experience.

Mr. Wicker has served as a trustee with the Fund Family since 2013. He was the Executive Vice President and Chief Financial Officer for Zondervan Publishing from 2007 to 2012. Previously, he held various positions with divisions of the Thomson Corporation, including Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999).  Prior to that, Mr. Wicker was a Senior Manager of the Audit and Business Advisory Services Group of Price Waterhouse (1985-1996).  The Board of the Trust has determined that Mr. Wicker is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wicker has gained over the course of his career and through his financial industry experience.

Mr. Wilson has served as a trustee with the Fund Family since 2006 and as the Independent Chair since 2012. He also served as lead Independent Trustee in 2011. Mr. Wilson has served as the Chairman and Chief Executive Officer of Stone Pillar Advisers, Ltd. since 2010. Previously, he was the Chief Operating Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. The Board of the Trust has determined that Mr. Wilson is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.

Interested Trustee Nominee

Mr. Carome has served as a trustee with the Fund Family since 2010. He has served as the Senior Managing Director, Secretary and General Counsel of Invesco Ltd. since 2006, and has held various senior executive positions with Invesco Ltd. since 2003. Previously, he served in various positions with Liberty Financial Companies, Inc., including Senior Vice President and General Counsel (2000-2001), General Counsel of certain investment management subsidiaries (1998-2000) and Associate General Counsel (1993-1998). Prior to his employment with Liberty Financial Companies, Inc., Mr. Carome was an associate with Ropes & Gray LLP. The Board considered Mr. Carome’s senior executive position with Invesco Ltd.

Share Ownership Information

The dollar range of shares beneficially owned in each Fund, as well as on an aggregate basis for all funds in the Fund Complex, by each Trustee nominee as of December 31, 2012 is shown in Appendix C. Unless otherwise noted in Appendix C, as of January 31, 2013, no persons are known by the Trust to own of record or beneficially more than 5% of the outstanding shares of a Fund.

Required Vote

Trustees are elected by the affirmative vote of a plurality of shares present at the meeting, either in person or by proxy, and entitled to vote. This means that the eight nominees for the Trust who receive the largest number of votes will be elected as trustees. In the election of trustees, votes may be cast in favor or withheld.

Recommendation of the Board

The Board of the Trust recommends that shareholders vote FOR each of the nominees.

PROPOSAL 2

TO APPROVE A CHANGE TO THE FUNDAMENTAL INVESTMENT POLICY
OF CERTAIN FUNDS TO ALLOW EACH FUND TO INVEST AT LEAST 80% OF ITS
PORTFOLIO IN BOTH INSURED AND UNINSURED MUNICIPAL SECURITIES

General

The 1940 Act requires a fund to adopt certain fundamental investment policies with respect to several specific types of activities. A fund’s fundamental investment policy is a policy that cannot be changed without the approval of a majority of the fund’s outstanding voting securities, as defined in the 1940 Act.

Rule 35d-1 under the 1940 Act requires any fund whose name suggests that the fund’s distributions are exempt from federal income tax or from both federal and state income tax to adopt a fundamental policy that (i) the fund will invest, under normal circumstances, at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in investments, the income from which is exempt, as applicable, from federal income tax or from both federal and state income tax, or (ii) to invest, under normal circumstances, its net assets (plus the amount of any borrowings for investment purposes) so that at least 80% of the income that it distributes will be exempt, as applicable, from federal income tax or from both federal and state income tax.

Each of PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio and PowerShares Insured New York Municipal Bond Portfolio, each a series of the Trust (each, a “Municipal Fund,” and collectively, the “Municipal Funds”), has a policy to invest normally at least 80% of its total assets in insured municipal securities (the “80% investment policy”), the income from which is exempt, as applicable, from federal income tax or from both federal and state income tax. Each Municipal Fund’s 80% investment policy is fundamental, and therefore cannot be changed without the approval of a majority of the Municipal Fund’s outstanding voting securities.

Proposal

Although Rule 35d-1 under the 1940 Act requires funds whose names suggest that they invest in municipal securities (such as the Municipal Funds) to have a fundamental policy requiring those funds to invest at least 80% of their net assets (plus the amount of any borrowings for investment purposes) in municipal securities, that Rule does not require that those municipal securities be insured.

Some municipal securities are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. During the past few years, certain providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continuing ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security typically will be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline in value and may become worthless. The insurance feature of a municipal security guarantees the full payment of principal and interest of the bond, but it does not guarantee the market value of the insured obligation or the net asset value of any Municipal Fund shares represented by such insured obligation.

Currently, the investment objective of each Municipal Fund, as a passively managed exchange-traded fund, is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective underlying index, each of which is composed of insured municipal securities.  In response to the changing market environment relating to municipal securities insurance, the Adviser has proposed that each Municipal Fund’s underlying index be changed from one that is composed solely of insured municipal securities to one that is composed of both insured and uninsured municipal securities.  However, before a Municipal Fund can change its underlying index to invest in uninsured municipal securities, it must obtain shareholder approval of a change to its fundamental 80% investment policy.  Therefore, PowerShares is proposing that the fundamental 80% investment policy of each Municipal Fund be changed such that (1) it requires an investment of at least 80% of a Municipal Fund’s net assets (plus any borrowings for investment purposes), rather than total assets, and (2) it eliminates the requirement that the municipal securities be insured, such that a Municipal Fund need only invest 80% of its net assets (plus any borrowings for investment purposes) in municipal securities, regardless of whether those securities are insured or uninsured.

Should shareholders approve the Proposal, each Municipal Fund intends to change its underlying index to one that is composed of both insured and uninsured municipal securities.  The current and proposed underlying indexes for each Municipal Fund is set forth in the table below:

Municipal Fund	Current Underlying Index	Proposed Underlying Index
PowerShares Insured California Municipal Bond Portfolio	BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index	BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index

PowerShares Insured National Municipal Bond Portfolio	BofA Merrill Lynch National Insured Long-Term Core Plus	BofA Merrill Lynch National Long-Term Core Plus Municipal Index

Municipal Securities Index

PowerShares Insured New York Municipal Bond Portfolio	BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index	BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index

The Proposal to revise the fundamental 80% investment policy of the Municipal Funds to permit investment in uninsured municipal securities will provide the Adviser with greater ability to track more closely the Municipal Funds’ proposed underlying indexes in this changing market environment.

In connection with the proposed change in each Municipal Fund’s underlying index, each Municipal Fund also intends to change its investment objective and its name. The change in investment objective is designed to enable each Municipal Fund to track its proposed underlying index by substituting the actual name of the proposed underlying index in the investment objective; otherwise, there is no other change to any of the investment objectives.  After such change, each Municipal Fund’s investment objective will be to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective proposed underlying index.  In addition, each Municipal Fund intends to change its name by removing the word “Insured” and adding the term “AMT-Free” to reflect that the proposed underlying indexes will include primarily municipal securities that are exempt from the alternative minimum tax. After such change, the names of the Municipal Funds will be PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio and PowerShares New York AMT-Free Municipal Bond Portfolio, respectively.  In connection with the addition of the term “AMT-Free” to each Municipal Fund’s name, the Board has adopted a non-fundamental investment policy for each Municipal Fund normally to invest at least 80% of its net assets, including any borrowings for investment purposes, in municipal securities that are exempt from the federal alternative minimum tax. The Board may change this non-fundamental policy at any time upon 60 days’ advance notice to shareholders.

Should shareholders approve the Proposal, the final fundamental 80% investment policy of each Municipal Fund will be as follows:

PowerShares Insured California Municipal Bond Portfolio: The Fund normally will invest at least 80% of its net assets, including any borrowings for investment purposes, in municipal securities that are exempt from federal income tax and California state income tax.

PowerShares Insured National Municipal Bond Portfolio: The Fund normally will invest at least 80% of its net assets, including any borrowings for investment purposes, in municipal securities that are exempt from federal income tax.

PowerShares Insured New York Municipal Bond Portfolio: The Fund normally will invest at least 80% of its net assets, including any borrowings for investment purposes, in municipal securities that are exempt from federal income tax, New York state income tax and New York City income tax.

The proposed changes to each Municipal Fund’s underlying index, investment objective and name do not require approval by shareholders; however, implementation of all these changes is contingent upon shareholder approval of this Proposal, as well as approval by the SEC of a proposed rule change submitted by the NYSE Arca Exchange (“NYSE Arca”) for each Municipal Fund, which approval is pending.

In addition, the staff of NYSE Regulation, Inc. (“NYSE”) recently advised the Trust that, because of a prior change in each Municipal Fund’s underlying index, the Municipal Funds’ shares currently are not in compliance with NYSE Arca’s continued listing standards, and, therefore, commencing on or about April 23, 2013, NYSE Arca will attach a “below compliance” (.BC) indicator to each Municipal Fund’s ticker symbol.  The Trust intends to maintain the listing of the Municipal Funds’ shares on the NYSE Arca.  In order to do so, the SEC must approve a separate proposed rule change to be submitted by NYSE Arca as it relates to the Municipal Funds.  The Municipal Funds are not aware of any information that would indicate that the SEC will not grant such approval, however, there can be no guarantee that it will do so.

The NYSE has informed the Trust that the continued listing of each Municipal Fund on the NYSE Arca is subject to such SEC approval.  However, should the Adviser believe that the SEC will decline to grant approval for the rule change, the Adviser will recommend commencing a liquidation process for each of the Municipal Funds and attempt to provide shareholders proper advanced notice of the liquidation. The Municipal Funds will continue their normal business operations while awaiting action on the rule change by the SEC.

At a meeting on April 18, 2013, the Board approved the changes to each Municipal Fund’s name, investment objective and underlying index, as set forth above; however, those changes will not be implemented unless and until the change set forth in this Proposal is approved by shareholders and the proposed rule change submitted by NYSE Arca for each Municipal Fund is approved by the SEC.

Other than the changes to each Municipal Fund’s underlying index, investment objective and name that the Board has approved, the Adviser has no intention of changing the manner in which it manages the Municipal Funds in connection with this Proposal (that is, the Adviser will continue to manage each Municipal Fund as a passively managed exchange-traded fund).  In addition, the Adviser does not believe that this Proposal will increase, or result in a change in the level of, investment risk associated with the Municipal Funds.

Upon approval of this Proposal, the Adviser would continue to manage the Municipal Funds subject to the revised investment objective, as well as the other strategies and policies disclosed in the Municipal Funds’ prospectus (other than the changes proposed herein), all subject to the limitations imposed by the 1940 Act, the rules promulgated thereunder and interpretive guidance provided thereunder.  In the event that this Proposal is not approved by the shareholders of a Municipal Fund, the fundamental investment policy of that Municipal Fund will continue to be to invest at least 80% of its total assets in insured municipal securities.

Board Approval

After careful consideration, the Board of Trustees of the Trust determined that it was in the best interests of each Municipal Fund to change its fundamental 80% investment policy to (1) require that the Municipal Fund invest at least 80% of its net assets (plus any borrowings for investment purposes), rather than total assets, in municipal securities, and (2) eliminate the requirement that those municipal securities be insured, such that the final fundamental investment policy for each Municipal Fund be as set forth above.  The Board determined that such changes were in the best interests of each Municipal Fund, as they would provide management with a greater ability to track the Municipal Funds’ proposed underlying indexes in a changing market environment for insured municipal securities.  The Board approved the submission of this Proposal to shareholders of each Municipal Fund for their approval, and the Board approved the changes described above to each Municipal Fund’s underlying index, investment objective and name, contingent upon shareholder approval of the Proposal.

Required Vote

Approval of this Proposal requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of each Municipal Fund entitled to vote thereon. Under the 1940 Act, this means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities of each Municipal Fund are present or represented by proxy or (b) shares representing more than 50% of the outstanding voting securities of each Municipal Fund.  Approval of this Proposal 2 is not contingent upon shareholder approval of Proposal 1. Approval of this Proposal 2 by shareholders of any of the Municipal Funds is not contingent upon approval by shareholders of the other Municipal Funds.

Recommendation of the Board

The Board of Trustees of the Trust recommends that shareholders of each Municipal Fund vote FOR Proposal 2 and approve the changes to each Municipal Fund’s fundamental 80% investment policy.

OTHER MATTERS

The Board of Trustees of the Trust knows of no other matters that may come before the meeting, other than the Proposals as set forth above. If any other matter properly comes before the meeting, the persons named as proxies will vote on the same in their discretion.

OTHER INFORMATION

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) serves as the independent registered public accounting firm for the Funds. In its capacity as the independent registered public accounting firm, PwC audits each Fund’s financial statements and reviews each Fund’s federal and state annual income tax returns. PwC has confirmed that it is an independent registered public accounting firm and has advised the Trust that it does not have any direct or material indirect financial interest in any Fund. Representatives of PwC are not expected to be present at the meeting.

PwC’s Fees and Services

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

	Fees Billed by PwC for Services Rendered to the Trust for Fiscal Year End 2012	Percentage of Services Approved for Fiscal Year End 2012 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed by PwC for Services Rendered to the Trust for Fiscal Year End 2011	Percentage of Services Approved for Fiscal Year End 2011 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$999,825	N/A	818,250	N/A
Audit-Related Fees	$0	0%	0	0%
Tax Fees(2)	$471,143	0%	364,646	0%
All Other Fees	$0	0%	0	0%
Total Fees	$1,470,968	0%	1,182,896	0%

(1)  For the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Trust at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Trust during the fiscal year in which the services are provided; and (iii) such services are promptly brought to the attention of the Trust’s Audit Committee and approved by the Trust’s Audit Committee prior to the completion of the audit.

(2)  Tax fees for the fiscal year ended October 31, 2012 include fees billed for reviewing tax returns, excise tax returns and excise tax distributions calculations.   Tax fees for the fiscal year ended October 31, 2011 included fees billed for reviewing tax returns, excise tax returns and excise tax distribution calculations.

PwC did not bill any fees for non-audit services rendered to the Trust’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with the Trust’s investment adviser that provides ongoing services to the Trust for the fiscal years ended October 31, 2012 and October 31, 2011.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures by which certain services provided by the independent registered public accounting firm are pre-approved, and such policies and procedures are included herein as Appendix D.

In accordance with its pre-approval policies and procedures, the Audit Committee pre-approved all audit and tax services provided by PwC during the fiscal years ended October 31, 2012 and October 31, 2011 for the Trust.

Legal Proceedings

Mr. Wilson served as the Chief Operating Officer of AMCORE Financial, Inc. until April 2009.  On April 23, 2010, AMCORE Bank, N.A., a wholly-owned subsidiary of AMCORE Financial, Inc., was closed by the Office of the Comptroller of the Currency and the Federal Deposit Insurance Corporation was named receiver.  Subsequently, on August 19, 2010, AMCORE Financial, Inc. filed a voluntary petition to liquidate its assets under Chapter 11 of the Bankruptcy Code.

Service Providers

Administrator, Custodian, Transfer Agent and Fund Accounting Agent. The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, serves as the administrator, custodian, transfer agent and fund accounting agent for the Trust.

Distributor. Invesco Distributors, Inc., located at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, serves as the distributor for the Funds.

QUORUM

The holders of thirty-three and one-third percent (33 1/3%) of the outstanding shares of the Trust entitled to vote and present in person or by proxy at the meeting shall constitute a quorum for the Trust.  Abstentions will be treated as shares present for purposes of determining the quorum. Abstentions will not, however, be counted as voting on any Proposal as to which the abstention applies.  In the event that a quorum is not present at the meeting, or in the event that a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to a later date to permit further solicitation of votes. Any such adjournment will require the affirmative vote of a majority of shares voting on the adjournment. When voting on a proposed adjournment, the persons named as proxies will vote all proxies that they are entitled to vote FOR approval of a proposal in favor of adjournment and for any votes withheld or voted against, the proxies will vote against adjournment.

EXPENSES

The expense of preparing, printing and mailing the enclosed proxy, accompanying notice and this proxy statement and all other costs in connection with the solicitation of proxies to be voted at the meeting, including reimbursement to brokerage firms and others for their reasonable expenses in communicating with, and forwarding proxy solicitation materials to, the person(s) for whom they hold shares of the Funds, will be borne equally by the Adviser and the Trust.  The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Trust, who will not be paid for these services. The Trust also has engaged a proxy solicitation firm, ComputerShare, to solicit proxies by mail or by telephonic, telegraphic or oral communications. The cost for such solicitation on behalf of the Trust is not expected to exceed in the aggregate [$     million], plus out-of-pocket expenses.

Copies of the most recent annual report of the Trust are available without charge upon request to the Trust c/o Invesco PowerShares Capital Management LLC at 301 West Roosevelt Road, Wheaton, Illinois 60187, on the Funds’ website at www.InvescoPowerShares.com or by calling Invesco PowerShares Capital Management LLC at 1-800-983-0903.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 20, 2013

The proxy statement and other proxy materials are available at www.proxyvote.com.

DELIVERY OF SHAREHOLDER DOCUMENTS—HOUSEHOLDING

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

The Trust generally is not required to hold annual meetings of shareholders and the Trust generally does not hold shareholder meetings in any year unless certain specified shareholder actions, such as election of trustees or approval of a new advisory agreement, are required to be taken under the 1940 Act or the Trust’s charter documents.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement or presented at the meeting because certain rules under the Federal securities laws must be complied with before inclusion of the proposal is required.

By Order of the Board of Trustees of the Trust,

Anna Paglia
Secretary

[                   ], 2013

APPENDIX A

The Funds in the Trust and the number of shares of such Funds outstanding and entitled to vote at the meeting as of the close of business on April 22, 2013, are set forth below.

PowerShares Exchange-Traded Fund Trust II

Fund Name	# of Shares Outstanding
PowerShares 1-30 Laddered Treasury Portfolio
PowerShares Build America Bond Portfolio
PowerShares CEF Income Composite Portfolio
PowerShares Chinese Yuan Dim Sum Bond Portfolio
PowerShares DWA Developed Markets Technical Leaders Portfolio
PowerShares DWA Emerging Markets Technical Leaders Portfolio
PowerShares DWA SmallCap Technical LeadersTM Portfolio
PowerShares Emerging Markets Infrastructure Portfolio
PowerShares Emerging Markets Sovereign Debt Portfolio
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio
PowerShares FTSE RAFI Emerging Markets Portfolio
PowerShares Fundamental High Yield® Corporate Bond Portfolio
PowerShares Fundamental Investment Grade Corporate Bond Portfolio
PowerShares Global Agriculture Portfolio
PowerShares Global Clean Energy Portfolio
PowerShares Global Gold and Precious Metals Portfolio
PowerShares Global Water Portfolio
PowerShares Insured California Municipal Bond Portfolio
PowerShares Insured National Municipal Bond Portfolio
PowerShares Insured New York Municipal Bond Portfolio
PowerShares International Corporate Bond Portfolio
PowerShares KBW Bank Portfolio
PowerShares KBW Capital Markets Portfolio
PowerShares KBW High Dividend Yield Financial Portfolio
PowerShares KBW Insurance Portfolio
PowerShares KBW International Financial Portfolio
PowerShares KBW Premium Yield Equity REIT Portfolio
PowerShares KBW Property & Casualty Insurance Portfolio
PowerShares KBW Regional Banking Portfolio
PowerShares MENA Frontier Countries Portfolio
PowerShares Preferred Portfolio
PowerShares S&P 500® High Beta Portfolio
PowerShares S&P 500® High Dividend Portfolio
PowerShares S&P 500® Low Volatility Portfolio
PowerShares S&P Emerging Markets High Beta Portfolio
PowerShares S&P Emerging Markets Low Volatility Portfolio
PowerShares S&P International Developed High Beta Portfolio
PowerShares S&P International Developed High Quality Portfolio
PowerShares S&P International Developed Low Volatility Portfolio
PowerShares S&P SmallCap Consumer Discretionary Portfolio
PowerShares S&P SmallCap Consumer Staples Portfolio
PowerShares S&P SmallCap Energy Portfolio
PowerShares S&P SmallCap Financials Portfolio
PowerShares S&P SmallCap Health Care Portfolio

PowerShares S&P SmallCap Industrials Portfolio
PowerShares S&P SmallCap Information Technology Portfolio
PowerShares S&P SmallCap Materials Portfolio
PowerShares S&P SmallCap Utilities Portfolio
PowerShares S&P SmallCap Low Volatility Portfolio
PowerShares S&P MidCap Low Volatility Portfolio
PowerShares Senior Loan Portfolio
PowerShares VRDO Tax-Free Weekly Portfolio
PowerShares Fundamental Emerging Markets Local Debt Portfolio	Not Operational
PowerShares Global Select Short Term Bond Portfolio	Not Operational
PowerShares Global Short Term High Yield Bond Portfolio	Not Operational
Total Shares Outstanding for PowerShares Exchange-Traded Fund Trust II

APPENDIX B

POWERSHARES FUNDS

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.                                        PURPOSE

The Nominating and Governance Committee is a committee of the Board of Trustees of the Fund. Its primary function is to identify and recommend individuals for membership on the Board and oversee the administration of the Board’s Governance Guidelines and Procedures.

II.                                   COMPOSITION

The Nominating and Governance Committee shall be comprised of three or more board members(1) as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Nominating and Governance Committee. For purposes of the Nominating and Governance Committee, a board member is independent if he or she is not an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940.

The members and Chairman of the Nominating and Governance Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

III.                              MEETINGS

The Nominating and Governance Committee shall meet annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Nominating and Governance Committee upon reasonable notice to the other members of the Nominating and Governance Committee.

IV.                               RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Nominating and Governance Committee shall:

A.                                     Board Nominations and Functions

1.                                      Identify and recommend individuals for director membership on the Board. The principal criterion for selection of candidates is their ability to carry out the responsibilities of the Board. In addition, the following factors are taken into consideration:

(a)                                 The Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience.

(b)                                 Candidates should exhibit stature commensurate with the responsibility of representing shareholders.

(c)                                  Candidates shall affirm their availability and willingness to strive for high attendance levels at regular and special meetings, and participate in committee activities as needed.

(d)                                 Candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates.

(1)  Since the Fund is organized as a Massachusetts business trust or a Delaware statutory trust, all references to “directors” or “board members” shall be deemed to mean “trustees.”

2.                                      Review the Board’s Governance Guidelines and Procedures annually and recommend changes, if any, to the Board.

3.                                      Periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.                                      Review annually Independent Director compensation and recommend any appropriate changes to the Independent Directors as a group.

5.                                      Coordinate with legal counsel to the Independent Directors an annual evaluation of the performance of the Board.

6.                                      Oversee the development and implementation by the Board’s investment adviser and legal counsel for the Independent Directors of a program for the orientation of new Independent Directors and ongoing education for Independent Directors..

B.                                     Committee Nominations and Functions

1.                                      Identify and recommend individuals for membership on all committees and review committee assignments at least annually.

2.                                      Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

C.                                    Other Powers and Responsibilities

1.                                      Review this Charter annually and recommend changes, if any, to the Board.

2.                                      Monitor the performance of legal counsel employed by the Fund and by the Independent Directors, and be responsible for the supervision of counsel to the Independent Directors.

3.                                      Investigate any other matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at the expense of the Fund, if, in its judgment, that is appropriate.

4.                                      Perform any other activities consistent with this Charter, the Fund’s Declaration of Trust, By-Laws and governing law, as the Nominating and Governance Committee or the Board deems necessary or appropriate.

5.                                      Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Nominating and Governance Committee deems necessary or appropriate.

Adopted:                                             December 16, 2005 (PowerShares Exchange-Traded Fund Trust)

April 20, 2007 (PowerShares Exchange-Traded Fund Trust II)

February 22, 2008 (PowerShares India Exchange-Traded Fund Trust)

March 20, 2008 (PowerShares Actively Managed Exchange-Traded Fund Trust)

APPENDIX C

The dollar range of shares beneficially owned in each Fund and in all Funds by each trustee as of December 31, 2012 is shown in the following table.

Name of Independent Trustee/Nominee	Fund	Dollar Range of Shares Owned in the Fund*	Aggregate Dollar Range of Shares Owned in Fund Family
Ronn R. Bagge

PowerShares CEF Income Composite Portfolio

PowerShares DWA Emerging Markets Technical Leaders Portfolio

PowerShares Preferred Portfolio

PowerShares Senior Loan Portfolio

PowerShares S&P 500 High Dividend Portfolio

PowerShares S&P 500 Low Volatility Portfolio

		$10,001-$50,000 $10,001-$50,000 $50,001- $100,000 $50,001-$100,000 $50,001-$100,000 Over $100,000	Over $100,000

Todd J. Barre	PowerShares FTSE RAFI Developed Markets ex-US Portfolio	$10,001-$50,000	Over $100,000

Marc M. Kole	PowerShares Emerging Markets Sovereign Debt Portfolio PowerShares Fundamental Investment Grade Corporate Bond Portfolio	$50,001-$100,000 $10,001-$50,000	Over $100,000

Yung Bong Lim**	—	—	—

Philip M. Nussbaum	PowerShares FTSE RAFI Developed Markets ex-US Portfolio PowerShares FTSE RAFI Emerging Markets Portfolio	Over $100,000 Over $100,000	Over $100,000

Gary R. Wicker**	—	—	—

Donald H. Wilson

PowerShares Build American Bond Portfolio

PowerShares CEF Income Composite Portfolio

PowerShares FTSE RAFI Developed Markets ex-US Portfolio

PowerShares Global Water Portfolio

PowerShares Senior Loan Portfolio

		$50,001-$100,000 $50,001-$100,000 $50,001-$100,000 $1-$10,000 $10,001-$50,000	Over $100,000

* Dollar range of shares owned in any Fund that is not identified in this table is “None.”

** Messrs. Lim and Wicker were not Trustees of any trust in the Fund Family as of December 31, 2012.

Name of Interested Trustee	Fund	Dollar Range of Shares Owned in the Fund*	Aggregate Dollar Range of Shares Owned in Fund Family

Kevin M. Carome	PowerShares Senior Loan Portfolio PowerShares S&P 500 High Dividend Portfolio PowerShares S&P Emerging Markets Low Volatility Portfolio	$50,001-$100,000 $10,001-$50,000 $10,001-$50,001	Over $100,000

* Dollar range of shares owned in any Fund that is not identified in this table is “None.”

As of March 1, 2013, the trustee nominees and officers of the Trust, as a group, owned less than 1% of each Fund’s outstanding shares.

As of January 31, 2013, the following persons are known by the Trust to own, of record or beneficially, more than 5% of a Fund’s outstanding shares.

POWERSHARES 1-30 LADDERED TREASURY PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.20%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	6.31%
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	51.45%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.25%

POWERSHARES BUILD AMERICA BOND PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.16%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	7.36%
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.75%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	5.36%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	7.56%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	12.72%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	5.75%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.01%

POWERSHARES CEF INCOME COMPOSITE PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.39%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	8.57%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	5.54%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	8.78%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.60%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.76%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	8.95%

POWERSHARES CHINESE YUAN DIM SUM BOND PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.71%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	8.60%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.01%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.58%
Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	16.97%
Goldman Sachs Execution & Clearing, L.P. 30 Hudson Street Jersey City, NJ 07302	9.29%
J.P. Morgan Clearing Corp 1 MetroTech Center North Brooklyn New York, NY 11201	6.19%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.42%

POWERSHARES DWA DEVELOPED MARKETS TECHNICAL LEADERS PORTFOLIO

Name & Address	% Owned
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	8.51%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	21.85%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.81%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.80%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 1057	6.47%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	5.51%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	13.92%

POWERSHARES DWA SMALLCAP TECHNICAL LEADERSTM PORTFOLIO

Name & Address	% Owned
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	27.02%
National Financial Services LLC 200 Liberty Street New York, NY 10281	23.50%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 1057	13.14%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.95%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.49%

POWERSHARES DWA EMERGING MARKETS TECHNICAL LEADERS PORTFOLIO

Name & Address	% Owned
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	17.08%
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.27%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	19.89%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.53%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 1057	7.29%
Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	5.29%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	9.79%

POWERSHARES EMERGING MARKETS INFRASTRUCTURE PORTFOLIO

Name & Address	% Owned
Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	10.61%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.57%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.60%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	12.22%
LPL Financial Corporation One Beacon Street Boston, MA 02108	5.50%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.02%

POWERSHARES EMERGING MARKETS SOVEREIGN DEBT PORTFOLIO

Name & Address	% Owned
The Bank of New York Mellon One Wall Street New York, NY 10286	5.82%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.74%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	12.88%
JPMorgan Chase Bank, National Association 1111 Polaris Pky Columbus, OH 43240	5.71%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.93%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.10%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.01%

POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN PORTFOLIO

Name & Address	% Owned
Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	5.60%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	20.50%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	11.46%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.16%
National Financial Services LLC 200 Liberty Street New York, NY 10281	6.34%
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	6.40%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.62%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.65%

POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.84%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	7.63%
The Bank of New York Mellon One Wall Street New York, NY 10286	21.59%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.11%

POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. SMALL-MID PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.65%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	24.82%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	12.56%
National Financial Services LLC 200 Liberty Street New York, NY 10281	6.81%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	9.53%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.16%

POWERSHARES FTSE RAFI EMERGING MARKETS PORTFOLIO

Name & Address	% Owned
The Bank of New York Mellon One Wall Street New York, NY 10286	31.81%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.00%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.28%
National Financial Services LLC 200 Liberty Street New York, NY 10281	6.78%

POWERSHARES FUNDAMENTAL HIGH YIELD® CORPORATE BOND PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.02%
Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	7.64%
Mellon Trust of New England, National Association One Boston Place Boston, MA 02108	8.34%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.47%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	10.26%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.91%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.33%

POWERSHARES FUNDAMENTAL INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Name & Address	% Owned
SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	15.12%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	6.81%
National Financial Services LLC 200 Liberty Street New York, NY 10281	44.32%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.12%
Wedbush Securities, Inc 1000 Wilshire Blvd. Los Angeles, CA 90017	7.70%

POWERSHARES GLOBAL AGRICULTURE PORTFOLIO

Name & Address	% Owned
The Bank of New York Mellon One Wall Street New York, NY 10286	19.97%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.80%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.67%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	7.90%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.10%

POWERSHARES GLOBAL CLEAN ENERGY PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.09%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	7.55%
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.14%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.56%
The Bank of New York Mellon One Wall Street New York, NY 10286	5.11%
Mellon Trust of New England, National Association One Boston Place Boston, MA 02108	15.82%
Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	10.36%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	5.55%

POWERSHARES GLOBAL GOLD AND PRECIOUS METALS PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	9.13%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.47%
The Bank of New York Mellon One Wall Street New York, NY 10286	17.29%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.41%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	5.68%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.02%

POWERSHARES GLOBAL WATER PORTFOLIO

Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.26%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	8.96%
Bank of America, NA/GWIM Trust Operations 100 North Tryon Street Charlotte, NC 28255	10.59%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.30%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	8.79%
National Financial Services LLC 200 Liberty Street New York, NY 10281	6.15%

POWERSHARES INSURED CALIFORNIA MUNICIPAL BOND PORTFOLIO

Name & Address	% Owned
The Bank of New York Mellon One Wall Street New York, NY 10286	8.50%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	8.78%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	11.33%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	6.54%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	6.48%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	24.70%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.99%

POWERSHARES INSURED NATIONAL MUNICIPAL BOND PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.34%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	8.66%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	23.26%
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.38%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.77%

POWERSHARES INSURED NEW YORK MUNICIPAL BOND PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	11.15%
National Financial Services LLC 200 Liberty Street New York, NY 10281	10.68%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.37%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	13.00%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.82%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	7.63%
Sterne, Agee & Leach, Inc. 800 Shades Creek Parkway Birmingham, AL 35209	6.51%
The Bank of New York Mellon One Wall Street New York, NY 10286	7.23%

POWERSHARES INTERNATIONAL CORPORATE BOND PORTFOLIO

Name & Address	% Owned
The Bank of New York Mellon One Wall Street New York, NY 10286	11.37%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	7.28%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	25.71%
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.59%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.76%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.74%

POWERSHARES KBW BANK PORTFOLIO

Name & Address	% Owned
Goldman, Sachs & Co. 200 West St. New York, NY 10282	16.09%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	11.41%
The Bank of New York Mellon One Wall Street New York, NY 10286	6.58%
Morgan Stanley & Co. LLC 1585 Broadway New York, NY 10036	57.02%

POWERSHARES KBW CAPITAL MARKETS PORTFOLIO

Name & Address	% Owned
CIBC World Markets Inc. /CDS 161 Bay St. Toronto, Ontario M5J 2S8	16.96%
Wedbush Securities, Inc 1000 Wilshire Blvd. Los Angeles, CA 90017	15.99%
Commerz Markets LLC 2 World Financial Center New York, NY 10281	24.56%
Timber Hill LLC 1 Pickwick Plaza Greenwich, CT 06830	40.00%

POWERSHARES KBW HIGH DIVIDEND YIELD FINANCIAL PORTFOLIO

Name & Address	% Owned
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	12.40%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	20.05%
National Financial Services LLC 200 Liberty Street New York, NY 10281	10.27%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.11%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	12.58%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	9.10%

POWERSHARES KBW INSURANCE PORTFOLIO

Name & Address	% Owned
Goldman, Sachs & Co. 200 West St. New York, NY 10282	60.46%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.60%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	29.07%

POWERSHARES KBW INTERNATIONAL FINANCIAL PORTFOLIO

Name & Address	% Owned
Bank of New York Mellon, The/Natixis Securities North America Inc. 9 W 57th Street New York, NY 10019	62.67%
Timber Hill LLC 1 Pickwick Plaza Greenwich, CT 06830	26.57%

POWERSHARES KBW PREMIUM YIELD EQUITY REIT PORTFOLIO

Name & Address	% Owned
Knight Execution & Clearing Services LLC 545 Washington Boulevard Jersey City, NJ 07310	12.76%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	23.30%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	13.92%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	7.40%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.78%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	7.91%

POWERSHARES KBW PROPERTY & CASUALTY INSURANCE PORTFOLIO

Name & Address	% Owned
Bank of New York Mellon, The/Natixis Securities North America Inc. 9 W 57th Street New York, NY 10019	60.67%
Timber Hill LLC 1 Pickwick Plaza Greenwich, CT 06830	29.58%

POWERSHARES KBW REGIONAL BANKING PORTFOLIO

Name & Address	% Owned
Goldman, Sachs & Co. 200 West St. New York, NY 10282	25.00%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	60.43%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.50%

POWERSHARES MENA FRONTIER COUNTRIES PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.44%
Citibank, N.A. 333 W. 34th Street New York, NY 10001	24.23%
Wells Fargo Bank, National Association 420 Montgomery St. San Francisco, CA 94163	5.19%
Bank of New York Mellon, The, The—Mid Cap SPDRs (The) One Wall Street New York, NY 10286	5.13%
Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	6.54%
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.72%

POWERSHARES S&P 500® HIGH DIVIDEND PORTFOLIO

Name & Address	% Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	16.10%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.43%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	9.71%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	9.59%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.85%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	7.68%
Edward D. Jones & Co. 12555 Manchester Rd St. Louis, MO 63131	5.12%

POWERSHARES PREFERRED PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	12.62%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.43%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	6.29%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	9.77%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	12.82%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	12.12%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	5.13%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	5.15%

POWERSHARES S&P 500® HIGH BETA PORTFOLIO

Name & Address	% Owned
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	15.52%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	17.95%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	22.36%
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.85%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	13.37%

POWERSHARES S&P 500® LOW VOLATILITY PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.90%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	6.32%
Janney Montgomery Scott Inc. 1801 Market St. Philadelphia, PA 19103	8.64%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.32%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	10.06%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.74%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	7.08%
Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	6.04%

POWERSHARES S&P EMERGING MARKETS HIGH BETA PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	78.46%
Deutsche Bank AG 60 Wall Street New York, NY 10005	10.23%

POWERSHARES S&P EMERGING MARKETS LOW VOLATILITY PORTFOLIO

Name & Address	% Owned
J.P. Morgan Clearing Corp 1 MetroTech Center North Brooklyn New York, NY 11201	14.37%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	23.01%
Stifel, Nicolaus & Company Incorporated 501 N. Broadway St. Louis, MO 63102	9.80%
Knight Execution & Clearing Services LLC 545 Washington Boulevard Jersey City, NJ 07310	26.23%
National Financial Services LLC 200 Liberty Street New York, NY 10281	6.34%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.07%

POWERSHARES S&P INTERNATIONAL DEVELOPED HIGH BETA PORTFOLIO

Name & Address	% Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	60.47%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	18.80%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	8.19%
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.56%

POWERSHARES S&P INTERNATIONAL DEVELOPED HIGH QUALITY PORTFOLIO

Name & Address	% Owned
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	6.50%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	40.04%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.19%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.42%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.15%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.25%
American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	5.20%

POWERSHARES S&P INTERNATIONAL DEVELOPED LOW VOLATILITY PORTFOLIO

Name & Address	% Owned
Stifel, Nicolaus & Company Incorporated 501 N. Broadway St. Louis, MO 63102	9.90%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	15.07%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	61.63%

POWERSHARES S&P SMALLCAP CONSUMER DISCRETIONARY PORTFOLIO

Name & Address	% Owned
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	6.55%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	68.90%

POWERSHARES S&P SMALLCAP CONSUMER STAPLES PORTFOLIO

Name & Address	% Owned
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	28.67%
Goldman Sachs Execution & Clearing, L.P. 30 Hudson Street Jersey City, NJ 07302	5.07%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.41%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	12.38%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	9.03%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	10.59%

POWERSHARES S&P SMALLCAP ENERGY PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	15.51%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	25.22%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	6.12%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.59%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.14%

POWERSHARES S&P SMALLCAP FINANCIALS PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	83.54%

POWERSHARES S&P SMALLCAP HEALTH CARE PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	49.79%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	6.87%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	5.88%

POWERSHARES S&P SMALLCAP INDUSTRIALS PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	78.07%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	8.41%

POWERSHARES S&P SMALLCAP INFORMATION TECHNOLOGY PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	33.37%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	32.67%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	8.40%

POWERSHARES S&P SMALLCAP MATERIALS PORTFOLIO

Name & Address	% Owned
Goldman Sachs Execution & Clearing, L.P. 30 Hudson Street Jersey City, NJ 07302	29.39%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	7.40%
RBC Dominion Securities, Inc. /CDS 227 Front Street Toronto, Ontario M5V 2X4	22.44%
UBS Securities LLC 677 Washington Boulevard Stamford, CT 06901	23.64%

POWERSHARES S&P SMALLCAP UTILITIES PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.05%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	79.46%

POWERSHARES SENIOR LOAN PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.95%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.08%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.32%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.18%
Mellon Trust of New England, National Association One Boston Place Boston, MA 02108	7.20%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	14.79%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	5.99%

POWERSHARES VRDO TAX-FREE WEEKLY PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	8.61%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	9.12%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.85%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	8.85%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	24.95%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	8.25%
Union Bank, N.A. 400 California St. San Francisco, CA 94104	8.36%

APPENDIX D

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As adopted by the Audit Committee of the PowerShares Funds (the “Funds”)
June 26, 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services for engagements of less than $20,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.                                      Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.                                      The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.                                      Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.                                      Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.                                      Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed at the next quarterly scheduled Audit Committee meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•                  Bookkeeping or other services related to the accounting records or financial statements of the audit client

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any service or product provided for a contingent fee or a commission

•                  Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•                  Tax services for persons in financial reporting oversight roles at the Fund

•                  Any other service that the Public Company Oversight Board determines by regulation is impermissible.

FOUR EASY WAYS TO VOTE YOUR PROXY

INTERNET:	Go to www.proxyvote.com and follow the online directions.

TELEPHONE:	Call [ ]

MAIL:	Vote, sign, date and return your proxy by mail.

IN PERSON:	Vote at the Special Meeting of Shareholders.

999 999 999 999 99

POWERSHARES [ ] PORTFOLIO (the “Fund”)	PROXY SOLICITED BY THE BOARD OF TRUSTEES (the “Board”)
A PORTFOLIO OF POWERSHARES EXCHANGE-TRADED FUND TRUST II (the “Trust”)	PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 20, 2013

The undersigned hereby appoints Andrew Schlossberg and Anna Paglia, and each of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on June 20, 2013, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH NOMINEE.

NOTE:	If you vote by telephone or on the Internet, please do NOT return your proxy card.

Proxy must be signed and dated below.

Dated __________________

Signature(s) (if held jointly)	(Sign in the Box)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Please fill in box as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

This proxy is solicited on behalf of the Board.  The Board recommends voting “FOR” the proposal.

WITHHOLD
AUTHORITY
			FOR	FOR ALL	FOR ALL
			ALL	NOMINEES	EXCEPT*

1.	To elect eight (8) trustees to the Board of Trustees of the Trust		☐	☐	☐

	(1) Ronn R. Bagge	(5) Yung Bong Lim
	(2) Todd J. Barre	(6) Philip M. Nussbaum
	(3) Kevin M. Carome	(7) Gary R. Wicker
	(4) Marc M. Kole	(8) Donald H. Wilson

*To withhold your vote for any individual nominee, mark the “FOR ALL EXCEPT” box and write the nominee’s number(s) on the line provided.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please vote, sign and date this proxy card and return it in the enclosed envelope.

FOUR EASY WAYS TO VOTE YOUR PROXY

INTERNET:	Go to www.proxyvote.com and follow the online directions.

TELEPHONE:	Call [ ]

MAIL:	Vote, sign, date and return your proxy by mail.

IN PERSON:	Vote at the Special Meeting of Shareholders.

999 999 999 999 99

POWERSHARES INSURED CALIFORNIA MUNICIPAL BOND PORTFOLIO (the “Fund”)	PROXY SOLICITED BY THE BOARD OF TRUSTEES (the “Board”)
A PORTFOLIO OF POWERSHARES EXCHANGE-TRADED FUND TRUST II (the “Trust”)	PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 20, 2013

The undersigned hereby appoints Andrew Schlossberg and Anna Paglia, and each of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on June 20, 2013, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH NOMINEE.

NOTE:	If you vote by telephone or on the Internet, please do NOT return your proxy card.

Proxy must be signed and dated below.

Dated __________________

Signature(s) (if held jointly)	(Sign in the Box)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Please fill in box as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

This proxy is solicited on behalf of the Board.  The Board recommends voting “FOR” each proposal.

WITHHOLD
AUTHORITY
			FOR	FOR ALL	FOR ALL
			ALL	NOMINEES	EXCEPT*

1.	To elect eight (8) trustees to the Board of Trustees of the Trust		☐	☐	☐

	(1) Ronn R. Bagge	(5) Yung Bong Lim
	(2) Todd J. Barre	(6) Philip M. Nussbaum
	(3) Kevin M. Carome	(7) Gary R. Wicker
	(4) Marc M. Kole	(8) Donald H. Wilson

*To withhold your vote for any individual nominee, mark the “FOR ALL EXCEPT” box and write the nominee’s number(s) on the line provided.

	FOR	AGAINST	ABSTAIN

2.

To approve a change to the fundamental investment policy of PowerShares Insured California Municipal Bond Portfolio, a series of the Trust, to allow the Fund to invest at least 80% of its net assets (plus any borrowings for investment purposes) in both insured and uninsured municipal securities.

	☐	☐	☐

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please vote, sign and date this proxy card and return it in the enclosed envelope.

FOUR EASY WAYS TO VOTE YOUR PROXY

INTERNET:	Go to www.proxyvote.com and follow the online directions.

TELEPHONE:	Call [ ]

MAIL:	Vote, sign, date and return your proxy by mail.

IN PERSON:	Vote at the Special Meeting of Shareholders.

999 999 999 999 99

POWERSHARES INSURED NATIONAL MUNICIPAL BOND PORTFOLIO (the “Fund”)	PROXY SOLICITED BY THE BOARD OF TRUSTEES (the “Board”)
A PORTFOLIO OF POWERSHARES EXCHANGE-TRADED FUND TRUST II (the “Trust”)	PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 20, 2013

The undersigned hereby appoints Andrew Schlossberg and Anna Paglia, and each of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on June 20, 2013, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH NOMINEE.

NOTE:	If you vote by telephone or on the Internet, please do NOT return your proxy card.

Proxy must be signed and dated below.

Dated __________________

Signature(s) (if held jointly)	(Sign in the Box)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Please fill in box as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

This proxy is solicited on behalf of the Board.  The Board recommends voting “FOR” each proposal.

WITHHOLD
AUTHORITY
			FOR	FOR ALL	FOR ALL
			ALL	NOMINEES	EXCEPT*

1.	To elect eight (8) trustees to the Board of Trustees of the Trust		☐	☐	☐

	(1) Ronn R. Bagge	(5) Yung Bong Lim
	(2) Todd J. Barre	(6) Philip M. Nussbaum
	(3) Kevin M. Carome	(7) Gary R. Wicker
	(4) Marc M. Kole	(8) Donald H. Wilson

*To withhold your vote for any individual nominee, mark the “FOR ALL EXCEPT” box and write the nominee’s number(s) on the line provided.

	FOR	AGAINST	ABSTAIN

2.

To approve a change to the fundamental investment policy of PowerShares Insured National Municipal Bond Portfolio, a series of the Trust, to allow the Fund to invest at least 80% of its net assets (plus any borrowings for investment purposes) in both insured and uninsured municipal securities.

	☐	☐	☐

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please vote, sign and date this proxy card and return it in the enclosed envelope.

FOUR EASY WAYS TO VOTE YOUR PROXY

INTERNET:	Go to www.proxyvote.com and follow the online directions.

TELEPHONE:	Call [ ]

MAIL:	Vote, sign, date and return your proxy by mail.

IN PERSON:	Vote at the Special Meeting of Shareholders.

999 999 999 999 99

POWERSHARES INSURED NEW YORK MUNICIPAL BOND PORTFOLIO (the “Fund”)	PROXY SOLICITED BY THE BOARD OF TRUSTEES (the “Board”)
A PORTFOLIO OF POWERSHARES EXCHANGE-TRADED FUND TRUST II (the “Trust”)	PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 20, 2013

The undersigned hereby appoints Andrew Schlossberg and Anna Paglia, and each of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on June 20, 2013, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH NOMINEE.

NOTE:	If you vote by telephone or on the Internet, please do NOT return your proxy card.

Proxy must be signed and dated below.

Dated __________________

Signature(s) (if held jointly)	(Sign in the Box)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Please fill in box as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

This proxy is solicited on behalf of the Board.  The Board recommends voting “FOR” each proposal.

WITHHOLD
AUTHORITY
			FOR	FOR ALL	FOR ALL
			ALL	NOMINEES	EXCEPT*

1.	To elect eight (8) trustees to the Board of Trustees of the Trust		☐	☐	☐

	(1) Ronn R. Bagge	(5) Yung Bong Lim
	(2) Todd J. Barre	(6) Philip M. Nussbaum
	(3) Kevin M. Carome	(7) Gary R. Wicker
	(4) Marc M. Kole	(8) Donald H. Wilson

*To withhold your vote for any individual nominee, mark the “FOR ALL EXCEPT” box and write the nominee’s number(s) on the line provided.

	FOR	AGAINST	ABSTAIN

2.

To approve a change to the fundamental investment policy of PowerShares Insured New York Municipal Bond Portfolio, a series of the Trust, to allow the Fund to invest at least 80% of its net assets (plus any borrowings for investment purposes) in both insured and uninsured municipal securities.

	☐	☐	☐

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please vote, sign and date this proxy card and return it in the enclosed envelope.